UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

BRAMSHILL INCOME PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2023

Bramshill Income Performance Fund
Annual Letter (Unaudited)

Annual Letter April 2022 to March 2023

For the last fiscal year of the Bramshill Income Performance Fund, the Fund produced a total return of -1.09%. For the same period, the Bloomberg US Aggregate Index returned -4.78%. We achieved this return while maintaining a moderate posture, both in terms of credit risk and rate risk. Most liquid US fixed income strategies returned with a significant drawdown in 2022. The moves in yields and spreads were historic. For example, during calendar year 2022 the yield on the 10-year US Treasury moved +236bps higher on the year. All liquid US fixed income markets experienced significant volatility during the year due to many economic headlines, and guidance from the US Federal Reserve Bank which was poised to maintain vigilance regarding inflation. During the year, we targeted interest rate risk, as a result of Fed rate hikes and quantitative tightening, as being the biggest threat to principal loss.

The full impact of tighter credit conditions was difficult to assess as the US economy was poised to slow. Clearly, such increased borrowing costs would impact the most levered borrowers. Bramshill was cognizant of a confluence of other market-impacting factors as well. These influences ranged from the impact of UK fiscal policy on UK pensions, to challenging US/China relations, to a deteriorating Russian/Ukraine war. Such factors affected markets and increased volatility at various times, and thus needed to be incorporated into our process when we allocated to risk sectors in our Fund.

A large part of such discipline is always focused on preservation of capital and risk management. Due to the challenging investment environment, in the first quarter of 2022 we de-risked the portfolio increasing our cash plus short-term US Treasury allocation to over 40% of the Fund. That proved to be a fortuitous allocation, as US Treasury bills were the least impacted by the dramatic moves in credit and rates during the year. Our primary focus for the year was maintaining this large allocation to cash and short-term treasuries in the Fund. This allocation varied from approximately 30% to 42% of the Fund’s assets during the fiscal year and allowed us to have liquidity to deploy opportunistically throughout the year as well as buffered the price action in fixed income assets. Our short-term US Treasury allocation at the end of 2022 was yielding over 4%, as the moves in Fed funds made our defensive investments even more attractive.

Regarding duration, we did not believe it made intuitive sense to take significant interest rate risk with an inverted yield curve and the Fed consistently hiking rates. Investors were not being adequately compensated to take significant long-term interest rate risk to capture yield. Thus, our duration remained within a range of approximately 2 to 3 years for the entire year.

Regarding credit risk, we maintained a conservative credit profile for most of the year. One of the benefits of our investment process is to allocate to sectors and securities with overwhelming relative value attributes, effectively a low probability of loss, for the risk associated with those positions. At times, an asset class allocation (such as municipals in 2011; high yield corporate bonds in 2016; or investment grade corporate bonds in 2020) has been the most compelling opportunity. During the fiscal year, however, we did not find a particular asset class allocation which was so compelling for an investable period of time that we felt it was risk-appropriate to deploy significant liquidity. Most of the liquid credit indices upon which we conduct our quantitative analysis screened at fair or only slightly cheap levels in our models for most of the year.

Regarding our allocations, while we did not find significant compelling value in a particular asset class, we did believe individual security selection was paramount and we took advantage of the illiquidity in the credit markets to capitalize on such opportunities. We continue to believe credit differentiation will be paramount if the economy heads into recession in 2023. Our ability to deploy our liquidity decisively led to meaningful allocations on certain positions which performed well relative to the market.

BRAMSHILLINVESTMENTS.COM

Our largest asset class allocation outside of cash and short-term treasuries in the Fund was within fixed-to-reset preferred’s which ranged from approximately 30-40% of the Fund’s assets during 2022. In investment grade corporate bonds, we maintained an approximate 7-18% allocation during the year. In municipals, we maintained an approximate 7-12% allocation to municipal closed end funds during the year. In high yield corporates, we maintained an approximate 4-11% allocation to this asset class during the year.

If we review the year, at the beginning of 2022, the asset classes in which we invest, offered little value as the “all-in” yields were between 2% and 4% and the Fed had signaled a very hawkish stance. By the end of 2022, these same asset classes offered yields ranging from 6% to 10%. Our gameplan for 2023 is to invest capital according to the targeted ranges we have identified within each asset class of our Fund. However, our allocations will be security specific, not focused on generic index allocations most of which are at fair value. As we look to the rest of 2023, we are considering certain positions in investment grade and crossover high yield corporates which are starting to look attractive, but we are patiently awaiting more opportune investment entry points as we believe credit selection is paramount at this time. Current opportunities in our bullpen are single-name credit opportunities which are the result of the illiquidity of the credit markets earlier this year.

We see many more of these opportunities presenting themselves in 2023. Our cash plus short-term treasury allocation allows for optionality in the portfolio as our team builds new positions line by line as they reach our price targets. We believe the Fund offers an attractive yield-to-worst as of this writing (March 31, 2023) at 5.90% (YTM 5.96%) and a duration of 2.88 years.

Important Disclosures

Past performance is not indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

BRAMSHILLINVESTMENTS.COM

Important Definitions

“Spreads” is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread.

Bps (basis points): Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

“Duration” is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

 Yield curve: A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

BRAMSHILLINVESTMENTS.COM

Bramshill Income Performance Fund

Performance Summary (Unaudited)

March 31, 2023

Comparison of a Hypothetical $100,000 Investment in

the Bramshill Income Performance Fund - Institutional Class

and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns

For the periods ended March 31, 2023

	1 Year	5 Year*	Since Inception*
Bramshill Income Performance Fund
Institutional Class **	-1.09%	2.76%	2.51%
Bloomberg Barclays U.S. Aggregate Bond Index	-4.78%	0.91%	0.83%

* Average annualized returns.

** Inception date on April 11, 2016.

Bramshill Income Performance Fund

Expense Example (Unaudited)

March 31, 2023

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$1,000.00	$1,022.70	$5.90
Hypothetical 5% Return	1,000.00	1,019.10	5.89

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund

Allocation of Portfolio Holdings (Unaudited)

(Calculated as a percentage of Total Investments)

March 31, 2023

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

Principal Amount		Value
	CORPORATE BONDS ― 16.7%
	COMMERCIAL SERVICES ― 2.4%
	Neptune Bidco US, Inc. (1)
$19,473,000	9.290%, 4/15/2029	$18,072,891

	CRUISE LINES ― 2.0%
	NCL Corp Ltd. (1)
15,292,000	8.375%, 2/1/2028	15,358,176

	ENERGY ― 3.4%
	BP Capital Markets PLC
28,316,000	4.875% (effective 6/22/2030, 5 Year TNCMR + 4.398%) (2), 3/22/2030 (3)	25,820,652

	FINANCE AND INSURANCE ― 2.3%
	General Motors Financial Co, Inc.
7,613,000	6.050%, 10/10/2025	7,736,703
	JPMorgan Chase & Co.
9,705,000	3.220% (effective 3/1/2024, 3 month U.S. LIBOR + 1.155%) (2), 3/1/2025	9,498,774
		17,235,477
	MANUFACTURING ― 2.8%
	Boeing Co. (The)
21,053,000	4.508%, 5/1/2023	21,045,976
	Micron Technology, Inc.
803,000	3.477%, 11/1/2051	522,225
		21,568,201
	MEDIA ― 0.5%
	Warnermedia Holdings, Inc. (1)
3,977,000	3.428%, 3/15/2024	3,886,889

	PIPELINES ― 1.4%
	Enbridge, Inc.
3,814,000	2.150%, 2/16/2024	3,703,574
	Energy Transfer LP
9,475,000	7.831% (3 month U.S. LIBOR + 3.018%) (4), 11/1/2066	6,882,640
		10,586,214
	RETAIL TRADE ― 0.4%
	Macy's Retail Holdings LLC
4,889,000	4.300%, 2/15/2043	3,019,016

	UTILITIES ― 1.5%
	NextEra Energy Capital Holdings, Inc.
4,563,000	4.255%, 9/1/2024	4,521,091
	System Energy Resources, Inc.
6,547,000	6.000%, 4/15/2028	6,725,217
		11,246,308
	TOTAL CORPORATE BONDS
	(Cost $131,042,266)	126,793,824

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

Number of Shares		Value
	CLOSED-END FUNDS ― 10.4%
	HIGH YIELD BOND ― 2.0%
378,078	Allspring Income Opportunities	$2,393,234
560,759	BlackRock Corporate High Yield Fund, Inc.	4,889,818
119,797	BlackRock Limited Duration Income Trust	1,570,539
81,474	First Trust High Income Long/Short Fund	924,730
791,483	Western Asset High Income Opportunity Fund, Inc.	3,015,550
202,928	Western Asset High Yield Defined Opportunity Fund Inc.	2,431,077
		15,224,948
	MUNI NATIONAL LONG ― 8.1%
248,687	BlackRock MuniHoldings Fund, Inc.	2,996,678
503,473	BlackRock MuniVest Fund, Inc.	3,484,033
523,904	BlackRock MuniYield Quality Fund III, Inc. (5)	5,941,072
625,222	Eaton Vance Municipal Bond Fund	6,502,309
845,571	Invesco Municipal Opportunity Trust	8,295,052
359,974	Invesco Municipal Trust	3,570,942
480,863	Invesco Trust for Investment Grade Municipals	4,779,778
1,008,861	Nuveen AMT-Free Quality Municipal Income Fund	11,218,534
1,268,751	Nuveen Quality Municipal Income Fund	14,628,699
		61,417,097
	PREFERRED STOCK ― 0.3%
21,734	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	387,735
241,307	Nuveen Preferred Income Opportunities Fund	1,587,800
		1,975,535
	TOTAL CLOSED-END FUNDS
	(Cost $96,824,779)	78,617,580

	EXCHANGE TRADED FUNDS ― 6.4%
570,303	iShares Short Maturity Bond ETF (5)	28,287,029
405,797	JPMorgan Ultra-Short Income ETF	20,419,705

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $48,799,850)	48,706,734

	OPEN-END FUND ― 1.7%
1,002,952	Equable Shares Hedged Equity Fund	12,386,462
	TOTAL OPEN-END FUND
	(Cost $12,243,662)	12,386,462

Number of
Shares/Units		Value
	PREFERRED STOCKS ― 31.0%
	BANKS ― 5.1%
	Bank of America Corp. Depositary Shares
5,121,000	6.250% (effective 9/5/2024, 3 month U.S. LIBOR + 3.705%) (2), 9/5/2024 (6)	5,012,179
	Bank of New York Mellon Corp. Depositary Shares
3,492,000	4.700% (effective 9/20/2025, 5 Year TNCMR + 4.358%) (2), 9/20/2025 (6)	3,313,102
	Citizens Financial Group, Inc. Depositary Shares (5)
14,041,000	5.650% (effective 10/6/2025, 5 Year TNCMR + 5.313%) (2), 10/6/2025 (6)	12,151,974
	Fifth Third Bancorp Depositary Shares
6,799,000	4.500% (effective 9/30/2025, 5 Year TNCMR + 4.215%) (2), 9/30/2025 (6)	5,912,657
	Regions Financial Corp. Depositary Shares
13,473,000	5.750% (effective 6/15/2025, 5 Year TNCMR + 5.430%) (2), 6/15/2025 (6)	12,276,826
		38,666,738

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	DIVERSIFIED BANKING INSTITUTIONAL ― 2.9%
	Citigroup, Inc. Depositary Shares
6,496,000	4.000% (effective 12/10/2025, 5 Year TNCMR + 3.597%) (2), 12/10/2025 (6)	$5,695,888
9,841,000	7.375% (effective 5/15/2028, 5 Year TNCMR + 3.209%) (2), 5/15/2028 (6)	9,714,051
6,964,000	5.000% (effective 9/12/2024, SOFR + 3.813%) (2), 9/12/2024 (6)	6,528,750
		21,938,689
	ENERGY ― 2.5%
	Edison International Depositary Shares
21,133,000	5.375% (effective 3/15/2026, 5 Year TNCMR + 4.698%) (2), 3/15/2026 (6)	18,742,490

	FINANCIALS ― 2.0%
	Ally Financial, Inc. Depositary Shares
5,382,000	4.700% (effective 5/15/2026, 5 Year TNCMR + 3.868%) (2), 5/15/2026 (6)	3,878,404
16,424,000	4.700% (effective 5/15/2028, 7 Year TNCMR + 3.481%) (2), 5/15/2028 (6)	10,921,960
		14,800,364
	FINANCE AND INSURANCE ― 7.2%
	Athene Holding Ltd. Depositary Shares (2)
780	7.750% (effective 12/30/2027, 5 Year TNCMR + 3.962%) (2), 12/30/2027 (6)	18,634
	Charles Schwab Corp. (The) Depositary Shares
22,527,000	5.375% (effective 6/1/2025, 5 Year TNCMR + 4.971%) (2), 6/1/2025 (6)	21,456,967
	Lincoln National Corp. Depositary Shares
437,746	9.000%, 12/1/2027	11,162,523
12,513,000	9.250% (effective 12/1/2027, 5 Year TNCMR + 5.318%) (2), 12/1/2027 (5)(6)	12,513,000
	Morgan Stanley Depositary Shares
34,328	7.125% (effective 10/15/2023, 3 month U.S. LIBOR + 4.320%) (2), 10/15/2023 (6)	861,633
	Reinsurance Group of America, Inc.
200,625	7.125% (effective 10/15/2027, 5 Year TNCMR + 3.456%) (2), 10/15/2052	5,276,437
	Virtus Convertible & Income Fund
153,651	5.625%, 9/20/2023 (6)	3,315,789
	Virtus Convertible & Income Fund II
7,743	5.500%, 9/11/2023 (6)	162,913
		54,767,896
	INFORMATION ― 0.2%
	AT&T, Inc.
50,714	5.625%, 8/1/2067	1,263,286

	INVESTMENT ADVISORS ― 2.2%
	Oaktree Capital Group LLC
197,950	6.625%, 6/15/2023 (6)	4,190,601
464,808	6.550%, 9/15/2023 (6)	9,677,303
	Stifel Financial Corp.
141,582	5.200%, 10/15/2047	2,920,837
		16,788,741
	PIPELINES ― 0.9%
	Enbridge, Inc.
99,883	4.400% (effective 3/1/2024, 5 Year TNCMR + 2.820%) (2), 3/1/2024 (6)	2,026,126
72,064	4.000% (effective 9/1/2027, 5 Year TNCMR + 3.150%) (2), 9/1/2027 (6)	1,470,214
	Energy Transfer LP Depositary Shares
4,175,000	7.125% (effective 5/15/2030, 5 Year TNCMR + 5.306%) (2), 5/15/2030 (6)	3,521,613
		7,017,953

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	REAL ESTATE INVESTMENT TRUST ― 2.9%
	AGNC Investment Corp. Depositary Shares
621,839	6.125% (effective 4/15/2025, 3 month U.S. LIBOR + 4.697%) (2), 4/15/2025 (6)	$12,132,079
	Annaly Capital Management, Inc.
444,948	6.750% (effective 9/30/2024, 3 month U.S. LIBOR + 4.989%) (2), 6/30/2024 (6)	9,989,083
		22,121,162
	UTILITIES ― 5.1%
	Brookfield Renewable Partners LP
273,839	5.250%, 3/31/2025 (6)	5,405,582
	Entergy Arkansas LLC
44,010	4.875%, 9/1/2066	988,905
	Entergy Louisiana LLC
150,073	4.875%, 9/1/2066	3,510,207
	Entergy Mississippi LLC
4,229	4.900%, 10/1/2066	97,605
	National Rural Utilities Cooperative Finance Corp.
59,816	5.500%, 5/15/2064	1,398,498
	Sempra Energy Depositary Shares
29,113,000	4.875% (effective 10/15/2025, 5 Year TNCMR + 4.550%) (2), 10/15/2025 (6)	27,337,383
		38,738,180
	TOTAL PREFERRED STOCKS
	(Cost $263,381,110)	234,845,499

Number of Shares	SHORT-TERM INVESTMENTS ― 39.0%
	MONEY MARKET FUND ― 8.3%
63,021,940	First American Government Obligations Fund, Class X, 4.65% (7)	63,021,940

Principal Amount
	UNITED STATES TREASURY BILLS ― 30.7% (8)
$1,000	4/11/2023	999
25,797,000	5/23/2023	25,632,275
15,000,000	5/30/2023	14,890,394
10,000,000	6/6/2023	9,919,396
10,000,000	7/11/2023	9,870,842
25,000,000	7/25/2023	24,632,083
50,000,000	8/1/2023	49,208,044
50,000,000	8/24/2023	49,060,569
50,000,000	9/7/2023	48,984,133
		232,198,735
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $295,049,774)	295,220,675

Number of Shares	COLLATERAL FOR SECURITIES ON LOAN ― 1.9%
	MONEY MARKET FUND ― 1.9%
14,341,375	First American Government Obligations Fund, Class X, 4.65% (7)	14,341,375
	TOTAL COLLATERAL FOR SECURITIES ON LOAN
	(Cost $14,341,375)

	TOTAL INVESTMENTS ― 107.1%
	(Cost $861,682,816)	810,912,149
	Liabilities in Excess of Other Assets ― (7.1%)	(53,702,215)
	TOTAL NET ASSETS ― 100.0%	$757,209,934

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

Floating Rate definitions:

LIBOR - London Inter-Bank Offered Rate

SOFR - Secured Overnight Finanicng Rate

TNCMR - Treasury Note Constant Maturity Rate

Percentages are stated as a percent of net assets.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and maybe sold in transactions exempt from registration only to qualified institutional buyers on a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the Advisor. At March 31, 2023, the value of these securities totaled $37,317,956 or 4.9% of net assets.
(2)	Fixed to floating rate. Effective date of floating rate change and formula disclosed. Rate disclosed is as of March 31, 2023.
(3)	Perpetual maturity security. Date presented is the next call date as of March 31, 2023.
(4)	Variable Rate security. Rates disclosed as of March 31, 2023.
(5)	All or a portion of this security is on loan.
(6)	Callable at any dividend payment on or after date disclosed.
(7)	Seven-day yield as of March 31, 2023.
(8)	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2023

CREDIT DEFAULT SWAPS - Buy Protection

Reference Entity	Rate Paid/(Received) by the Fund	Termination Date	Notional Amount		Value	Premium Paid(Received)	Unrealized Gain/(Loss)

Markit CDX North American High Yield Index	5.00%	6/20/2027	50,000,000	USD	$(1,223,108)	$(754,248)	$(468,860)
Markit CDX North American High Yield Index	5.00%	12/20/2027	20,000,000	USD	(267,352)	9,364	(276,716)
TOTAL CREDIT DEFAULT SWAPS - Buy Protection					$(1,490,460)	$(744,884)	$(745,576)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Assets and Liabilities

March 31, 2023

Assets:
Investments in securities at value (cost $861,682,816)	$810,912,149	*
Deposits with broker for derivative instruments	9,629,468
Premiums paid for swaps	9,364
Receivables:
Investment securities sold	1,722,752
Fund shares sold	1,536,613
Dividends and interest	4,334,837
Securities lending income	8,526
Prepaid expenses	35,231
Total assets	828,188,940

Liabilities:
Premiums received from swaps	754,248
Collateral on securities loaned	14,341,375
Unrealized depreciation on swaps	745,576
Payables:
Investment securities purchased	52,663,664
Fund shares redeemed	1,061,632
Distributions to shareholders	708,427
Due to Investment Adviser	502,869
Accrued other expenses and other liabilities	201,215
Total liabilities	70,979,006

Net Assets	$757,209,934

Components of Net Assets:
Paid-in capital	$819,004,037
Total accumulated loss	(61,794,103)
Net Assets	$757,209,934

Institutional Class:
Net Assets	$757,209,934
Shares Outstanding (unlimited number of shares authorized, no par value)	79,472,232

Net Asset Value, Redemption Price and Offering Price Per Share	$9.53

* Includes loaned securities with market value totaling $14,118,319.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Operations

For the Year Ended March 31, 2023

Investment Income:
Dividend income (Net of foreign tax of $38,499)	$11,996,532
Interest income	20,416,392
Income from securities lending	108,592
Total investment income	32,521,516

Expenses:
Advisory fees (Note 3)	6,614,241
Administration and fund accounting fees (Note 3)	558,111
Investment interest expense	479,361
Service fees	452,523
Dividend expenses (Note 2)	318,303
Transfer agent fees and expenses (Note 3)	140,580
Custody fees (Note 3)	53,754
Shareholder reporting fees	52,628
Registration fees	46,691
Legal fees	36,629
Audit fees	20,951
Insurance expenses	19,893
Compliance fees (Note 3)	16,407
Trustees’ fees (Note 3)	14,687
Miscellaneous expenses	10,107

Total expenses	8,834,866
Net investment income	23,686,650

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(13,668,239)
Securities Sold Short	9,707,177
Written options	(196,638)
Futures contracts	(195,581)
Swap contracts	1,184,388
Net realized loss	(3,168,893)
Net change in unrealized appreciation/(depreciation) on:
Investments	(35,972,288)
Securities sold short	1,252,656
Swap contracts	(745,576)
Net change in appreciation/(depreciation)	(35,465,208)

Net realized and unrealized loss on investments, securities sold short, written options, futures and swap contracts	(38,634,101)

Net decrease in Net Assets Resulting from Operations	$(14,947,451)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Operations:
Net investment income	$23,686,650	$17,670,066
Net realized gain (loss) on investments, securities sold short, written options, futures and swap contracts	(3,168,893)	5,791,245
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and swap contracts	(35,465,208)	(41,138,316)
Net decrease in net assets resulting from operations	(14,947,451)	(17,677,005)

Distributions to Shareholders:
Net Investment Income	(23,746,786)	(17,385,796)
Return of Capital	—	(2,094,998)
Total distributions to shareholders	(23,746,786)	(19,480,794)

Capital Transactions:
Proceeds from shares sold	307,259,161	440,863,889
Reinvestment of distributions	19,838,013	16,821,684
Cost of shares repurchased	(428,564,766)	(294,676,220)
Net increase (decrease) in net assets from capital transactions	(101,467,592)	163,009,353
Total Increase (decrease) in Net Assets	(140,161,829)	125,851,554

Net Assets:
Beginning of year	897,371,763	771,520,209
End of year	$757,209,934	$897,371,763

Capital Share Transactions:
Shares sold	31,855,199	42,302,872
Shares reinvested	2,060,327	1,617,511
Shares repurchased	(44,679,613)	(28,299,608)
Net increase (decrease) in shares outstanding	(10,764,087)	15,620,775

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Financial Highlights
Institutional Class

For a capital share outstanding throughout each year presented

	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Year Ended March 31, 2021	For the Year Ended March 31, 2020		For the Year Ended March 31, 2019
Net Asset Value, Beginning of Year	$9.94		$10.34		$9.20	$9.97		$9.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.30		0.21		0.33	0.31		0.37
Net realized and unrealized gain (loss) on investments	(0.41)		(0.38)		1.17	(0.76)		0.23
Total Income (Loss) from Investment Operations	(0.11)		(0.17)		1.50	(0.45)		0.60

LESS DISTRIBUTIONS:
Net investment income	(0.30)		(0.21)		(0.34)	(0.31)		(0.38)
Return of capital	—		(0.02)		(0.02)	(0.01)		—
Total Distributions	(0.30)		(0.23)		(0.36)	(0.32)		(0.38)

Net Asset Value, End of Year	$9.53		$9.94		$10.34	$9.20		$9.97

Total Return	(1.09%)		(1.72%)		16.40%	(4.67%)		6.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$757,210		$897,372		$771,520	$509,213		$401,566
Ratio of expenses to average net assets
Before fees waived/recouped by the Adviser	1.14	%(2)	1.07	%(2)	1.04%	1.10	%(2)	1.10%
After fees waived/recouped by the Adviser	1.14	%(2)	1.07	%(2)	1.04%	1.13	%(2)	1.10%
Ratio of net investment income to average net assets
Before fees waived/recouped by the Adviser	3.04	%(3)	2.01	%(3)	3.27%	3.14	%(3)	3.76%
After fees waived/recouped by the Adviser	3.04	%(3)	2.01	%(3)	3.27%	3.11	%(3)	3.76%
Portfolio turnover rate	69%		55%		83%	134%		131%

(1)	Per share amounts have been calculated using average shares method.
(2)	The ratios of expenses to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser were 1.05%, 1.01% and 1.03%, respectively. Excluding dividend and interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser were 1.08%, 1.01% and 1.03%,
(3)	The ratios of net investment income to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Adviser were 3.19%, 2.07% and 3.14%, respectively. Excluding dividend and interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Adviser were 3.16%, 2.07% and 3.14%, respectively.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Notes to Financial Statements

March 31, 2023

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a)  Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Open-end funds issued by Investment Companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under procedures approved by the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$126,793,824	$—	$126,793,824
Closed-End Funds	78,617,580	—	—	78,617,580
Exchange Traded Funds	48,706,734	—	—	48,706,734
Open-End Fund	12,386,462	—	—	12,386,462
Preferred Stocks	73,842,129	161,003,370	—	234,845,499
Short Term Investments	63,021,940	232,198,735	—	295,220,675
Collateral for Securities on Loan	14,341,375	—	—	14,341,375
Total	$290,916,220	$519,995,929	$—	$810,912,149

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit Default Swaps *	$—	$(745,576)	—	$(745,576)
Total	$—	$(745,576)	$—	$(745,576)

*	Credit Default Swaps are valued at the unrealized appreciation (depreciation) of the instrument.

See the Schedule of Investments for further detail of investment classifications.

(b)  Securities Sold Short - The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund incurs expense when a security sold short pays a dividend or earns interest.

(c)   Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d)   Return of capital estimates - Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and CEFs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(e)  Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

(f)   Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2023, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $37,317,956 or 4.9% of the Fund’s net assets.

(g) Deposits with Broker – At March 31, 2023, the Fund held the following amounts with Brokers:

Pershing LLC	$343,464
Wells Fargo Securities	9,286,004
Total	$9,629,468

(h) Derivatives – The Fund invests in certain derivative instruments, as detailed below.

Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund purchases call and put options. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid.

Swap Contracts – The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

Changes in the value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

The average monthly volume of derivatives held by the Fund during the year ended March 31, 2023 is set forth below:

Derivative Type	Unit of Measure	Average Quantity
Futures	Contracts	10
Purchased options	Contracts	1,513
Written options	Contracts	77
Credit Default Swaps	Notional Amount	$8,076,923

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of March 31, 2023:

Statement of Assets and Liabilities Location
Liabilities
Risk Exposure Category	Unrealized Depreciation on Swap Contracts(1)
Credit	$(745,576)
Total	$(745,576)

(1) Includes the cumulative unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Schedule of Investments.

The following table sets forth the Fund’s realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2023:

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Investments (1)	Written Options	Futures	Swaps
Credit	$—	$—	$—	$1,184,388
Equity	3,723,621	(196,638)	—	—
Interest Rate	—	—	(195,581)	—
Total	$3,723,621	$(196,638)	$(195,581)	$1,184,388

(1) Includes purchased options.

Change in Unrealized Loss on Derivatives
Risk Exposure Category	Swap Contracts
Credit	$(745,576)
Total	$(745,576)

(i)  Other – The Fund records security transactions on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $6,614,241 for Advisory fees during the year ended March 31, 2023.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Fund currently has no waiver balance subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2023, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$558,111
Compliance Service	16,407
Custody	53,754
Transfer Agency	140,580

At March 31, 2023, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$91,424
Compliance Services	2,878
Custody	9,260
Transfer Agency	23,408

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

The Independent Trustees were paid $14,687 for their services during the year ended March 31, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2023, UBS Financial Services, Inc. held approximately 27%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Note 5 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 2023, were as follows:

	Investments	U.S. Government Obligations
Purchases	$284,017,491	$55,869,620
Sales	$257,562,967	$141,984,156

Note 6 – Federal Income Tax Information

At March 31, 2023, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

	Investments	Swap Contracts	Total

Tax cost of Investments	$862,866,053	$—	$862,866,053

Unrealized Appreciation	4,136,212	—	4,136,212

Unrealized Depreciation	(56,090,116)	(745,576)	(56,835,692)
Net Unrealized Appreciation (Depreciation)	$(51,953,904)	(745,576)	$(52,699,480)
Undistributed Ordinary Income	168,981	—	168,981

Other Accumulated Loss	(9,263,604)	—	(9,263,604)

Total Accumulated Loss	$(61,048,527)	$(745,576)	$(61,794,103)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to capital, and accumulated earnings as follows:

Accumulated Losses	Paid In Capital
$ (179,371)	$ 179,371

The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:

Distributions Paid From:	Year Ended March 31, 2023	Year Ended March 31, 2022
Ordinary Income	$23,746,786	$17,385,796
Return of Capital	—	2,094,998
Total Distributions Paid	$23,746,786	$19,480,794

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2023, the Fund had no late-year or post-October losses.

At March 31, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Long-Term
$ 9,263,604

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Note 8 – Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the year ended March 31, 2023, the Fund did not draw on this line of credit.

Note 9 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of March 31, 2023, the Fund had equity securities on loan with a market value of $14,118,319 and collateral value of $14,341,375 which are presented gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

Note 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distribution Per Share
4/27/2023	4/28/2022	$ 0.03742382

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2023

Note 11 – Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended March 31, 2022. On March 13, 2023, BBD sent a letter of cessation to the SEC indicating that BBD would no longer be serving as auditor. This letter was sent as a result of the Investment Management Group of BBD being acquired by Cohen & Company, Ltd (“Cohen”).

The Trust engaged Cohen on April 4, 2023, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending March 31, 2023.

The report of BBD on the financial statements of the Fund for the fiscal year ended March 31, 2022, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the Fund’s audit for the fiscal period ended March 31, 2022, there have been no disagreements, if not resolved to the satisfaction of BBD, that would have caused them to make reference thereto in their report on the financial statements for such period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”) as of March 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended March 31, 2022, and prior, were audited by other auditors whose report dated May 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the Fund’s auditor since 2023.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2023

Bramshill Income Performance Fund

Additional Information (Unaudited)

March 31, 2023

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 15.61%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2023 was 12.31%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Bramshill Income Performance Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Bramshill Income Performance Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017-2022)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-877-BRAMS18.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Bramshill Investments, LLC
801 Laurel Oak Drive, Suite 300A

Naples, Florida 34108

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave. Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations

1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harry E. Resis and Brian Ferrie are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	Cohen & Company, Ltd.
	FYE 3/31/2023	FYE 3/31/2022
( a ) Audit Fees	$17,850	$17,850
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,100	$3,100
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 3/31/2023	FYE 3/31/2022
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed Herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Russell B. Simon
                    Russell B. Simon, President

Date      6/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Russell B. Simon
                    Russell B. Simon, President

Date    6/08/2023

By /s/ Eric T. McCormick
                   Eric T. McCormick, Treasurer

Date      6/08/2023